SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 6, 2003

NETSCREEN TECHNOLOGIES, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

0-33387	77-0469208

(Commission File Number)	(IRS Employer Identification No.)

805 11th Avenue, Building 3 , Sunnyvale, California	94089

(Address of Principal Executive Offices)	(Zip Code)

(408) 543-2100

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Item 5.    Other Events.

On October 6, 2003, NetScreen Technologies, Inc. issued a press release announcing that it had signed a definitive agreement to acquire Neoteris, Inc. A copy of the press release is attached as Exhibit 99.1.

Item 7.    Financial Statements and Exhibits.

(c)  Exhibits

Exhibit No.	Description
99.1	Press release of NetScreen Technologies, Inc. dated October 6, 2003.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NETSCREEN TECHNOLOGIES, INC.

Date: October 6, 2003	By:	/S/ ROBERT D. THOMAS
Robert D. Thomas President, Chief Executive Officer

INDEX TO EXHIBITS

Exhibit Number	Description of Exhibit
99.1	Press release of NetScreen Technologies, Inc. dated October 6, 2003.